NATIONWIDE MUTUAL FUNDS
Nationwide Bond Fund
Nationwide California Intermediate Tax Free Bond Fund (formerly, Nationwide HighMark
California Intermediate Tax Free Bond Fund)
Nationwide Core Plus Bond Fund
Nationwide Government Money Market Fund
Nationwide Inflation-Protected Securities Fund
Nationwide Loomis Core Bond Fund (formerly, Nationwide HighMark Bond Fund)
Nationwide Loomis Short Term Bond Fund (formerly, Nationwide HighMark Short Term Bond Fund)

Supplement dated October 9, 2018
to the Prospectus dated February 28, 2018 (as revised June 27, 2018)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the information under the heading "Waiver of Class A Sales Charges" in the section entitled "Investing with Nationwide Funds" on page 64 of the Prospectus is deleted in its entirety and replaced with the following:

Except as stated below, front-end sales charges on Class A shares are waived for the following purchasers:

•	registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to the amounts to be invested in a Fund;
•	investors who participate in a self-directed investment brokerage account program offered by a financial intermediary that may or may not charge their customers a transaction fee;
•
current shareholders of a Nationwide Fund who, as of February 28, 2017, owned their shares directly with the Trust in an account for which Nationwide Fund Distributors LLC (the "Distributor") was identified as the broker-dealer of record;

•	directors, officers, full-time employees, and sales representatives and their employees of a broker-dealer that has a dealer/selling agreement with the Distributor;
•
employer-sponsored 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans;

•
owners of individual retirement accounts ("IRA") investing assets formerly in retirement plans that were subject to the automatic rollover provisions under Section 401(a)(31)(B) of the Internal Revenue Code of 1986, as amended;

•	investment advisory clients of the Adviser and its affiliates;
•	Trustees and retired Trustees of the Trust and
•
directors, officers, full-time employees (and their spouses, children or immediate relatives) of the Adviser or its affiliates, and directors, officers, full-time employees (and their spouses, children or immediate relatives) of any current subadviser to the Trust.

The SAI lists other investors eligible for sales charge waivers.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE